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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 2, 2005
                               (February 2, 2005)

                             WILLIAMS CONTROLS, INC.
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               (Exact name of Company as specified in its charter)

             Delaware                    0-18083               84-1099587
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         (State or other               (Commission          (I.R.S. Employer
  jurisdiction of incorporation)         File No.)         Identification No.)

                   14100 S.W. 72nd Avenue, Portland, OR 97224
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                    (Address of Principal Executive Offices)

                                 (503) 684-8600
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information set forth under "Item 2.02. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

On February 2, 2005, Williams Controls, Inc. issued a press release announcing first quarter 2005 results. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits

99.1       Press Release, dated February 2, 2005

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                  WILLIAMS CONTROLS, INC.

Date:  February 2, 2005                           By:    /s/ DENNIS E. BUNDAY
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                                                         Dennis E. Bunday
                                                         Chief Financial Officer